SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):


                            November 12, 2002


                   NORFOLK SOUTHERN CORPORATION
      (exact name of registrant as specified in its charter)



          Virginia                1-8339          52-1188014
(State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)




      Three Commercial Place, Norfolk, Virginia  23510-9241
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)

Item 5.  		Other Events.

     On Monday, November 11, 2002, the Registrant issued a Press Release, attached hereto as an exhibit, announcing it has decreased its expected long-term rate of return assumption on pension plan assets for purposes of pension accounting.


Item 7.(c)	Financial Statements and Exhibits.

Exhibit No.		Exhibit Description

99    Press Release, issued by the Registrant on Monday, November 11,
	2002, announcing it has decreased its expected long-term rate of return assumption on pension plan assets for purposes of pension accounting.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NORFOLK SOUTHERN CORPORATION
                                             (Registrant)


                                    /s/________________________
                                    Name:  Dezora M. Martin
                                    Title:  Corporate Secretary

Date:  November 12, 2002

                                  EXHIBIT INDEX



 Exhibit
 Number
 System                       Description


    99	Press Release, issued by the Registrant on Monday, November 11,
		2002, announcing it has decreased its expected long-term rate of return assumption on pension plan assets for purposes of pension accounting.






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